SEPTEMBER 2017 Exhibit 99.1

Safe Harbor Statement Certain statements in this presentation and associated oral statements are "forward-looking statements" under the Private Securities Litigation Reform Act. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risk factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include the risk for the Company to complete its development work, the risks of FDA approval delay (or failure to approve) our drug candidate as well as the risks inherent in commercializing a new product (including technology risks, market risks, financial risks and implementation risks, and other risks and uncertainties affecting the Company), as well as other risks that have been disclosed by us in our SEC filings. We disclaim and are not necessarily under any obligation to revise any forward-looking statements, including, without limitation, financial estimates, whether as a result of new information, future events, or otherwise. None of the first human study data, compassionate use data, Phase Ib/II data, or select case study data contained herein represent forward-looking statements, and such data is not necessarily representative of future patient outcomes for SM-88 and should not be relied upon as predictive information for therapeutic, regulatory approval or other purposes.

Tyme Overview Selectively target cancer through its altered metabolism and dependence on tyrosine Use a tumor’s natural function to cause apoptosis from oxidative stress Complete and partial responses with monotherapy in 13 different types of progressive, metastatic cancer Median survival in metastatic patients of >2 years No drug-related serious adverse events or dose-limiting toxicity experienced in any patients to date Applicable to chronic oral dosing in asymptomatic populations Phase II trial ongoing for prostate cancer Initiating Phase II in refractory pancreatic cancer and other trials planned PRINCIPLE RESULTS SAFETY STATUS

SM-88 and Tyme at a Glance

SM-88: Lead Clinical Candidate

- Oral tyrosine-based therapy for cancer
- Over 5 years of clinical data in more than 100 metastatic subjects
- No drug-related SAEs to date

First human study, completed (n=30)
- Monotherapy in end stage progressive metastatic cancers
- Median OS of 27.5 months
- 90% clinical benefit

Ongoing phase II in prostate cancer (n=34)
- Monotherapy in biomarker recurrent non-metastatic prostate cancer
- Interim results (n=9) presented at ESMO demonstrated all endpoints met

Phase II in pancreatic cancer (n≦100)
- Monotherapy in refractory pancreatic cancer
- Expected to start enrolling by 1Q18

Compassionate use program (n=76)
- Monotherapy in end stage cancers
- Active since 2012 with long-term data
- Results to be published

Tyme Inc

- NASDAQ: TYME
- Platform of tyrosine-based therapies for cancer
  - Pipeline includes both modified versions of SM-88 and wholly new compositions
- Broad intellectual property portfolio
  - 4 issued and 8 pending US patents
  - Earliest patent expires in 2033
- Experienced management and Board
- Strong collaborations, including Mt. Sinai and Mayo Clinic

TYME 4

ECOG Performance Status* Following 1 Cycle of SM-88 (n = 30) Number of Subjects Score Start End 0 1 14 1 15 14 2 10 2 3 3 0 4 1 0 5 0 0 Average 1.6 0.6 * Eastern Cooperative Oncology Group Performance Score score: 0 (asymptomatic), 1-3 (symptomatic) , 4 (bedbound), 5 (death). SM-88: First Human Study (FHS) Summary Patient Overview (n=30) Average prior treatments 2.5 Progressive disease 87% Recurrent disease 13% Prior surgery 53% Prior radiation 33% Prior systemic 70% ≧3 regimens 20% Population All patients (n=30) had progressive metastatic disease on entry Expected survival 3-6 months Failed or refused all available treatments Patients had no therapy for 30-60 days prior to receiving SM-88 Treatment Monotherapy with SM-88 Five observed doses per week, oral and injection Conducted with NY Presbyterian Lower Manhattan Initially designed as a 6-week safety study; Protocol extended following early positive responses to therapy

FHS Median Overall Survival 27.5 months All Subjects (n = 30), Monotherapy with SM-88 90% of subjects experienced clinical benefit (CR, PR or SD)1 All subjects entered with progressing metastatic disease OS substantially exceeded expectations Subjects entered with 3-6 months expected survival Treatment appears to have sustainable benefit Median duration of treatment on SM-88 was 4 months Effective in metastatic cancers with large unmet need Breast median OS: 35 (n=14) Lung median OS: 25 (n=5) Pancreatic median OS: 24 (n=3) Median OS of 27.5 months RECIST Designation1 Overall Survival and Duration of Treatment2 Response based on RECIST 1.1 criteria. CR = complete response; PR = partial response; SD = stable disease; PD = progressive disease

Stable Disease Designation with SM-88

- **Traditional RECIST 1.1 response criteria may not fully indicate therapeutic benefit from SM-88**
- **Many SM-88 patients experience long periods of "stable disease" despite entering treatment with actively progressing metastatic disease**
  - In the First Human Study, 19/30 subjects were designated SD throughout treatment, but experienced median overall survival of 29 months (mean 30 months)
- **Measuring metabolic function through PET imaging may more accurately correlate to effect**
  - In the example below,[1] the patient's metastatic breast cancer became metabolically inactive after 6 weeks, but was not determined as a RECIST CR until 15 months later

	06/04/2012 Baseline	07/19/2012 6 Weeks	09/03/2013 15 Months
Example lesion (Right axilla lymph node)			
Lesion size	1.5 x 1.5	1.1 x 0.8	Normal Node
SUV Uptake[2]	4.2	None	None

1. Subject 040 KG failed two lines of systemic therapy in addition to surgery before entering the trial. Subject is still alive more than five years after initiating SM-88 therapy and has had no other cancer therapies
2. Standardized uptake value (SUV) is a measurement of tumor metabolism using positron emission tomography (PET)

TYME 7

SM-88: First Human Study Safety Profile Median SM-88 exposure: 16.3 weeks, (range: 6-61 weeks) Adverse Events Reported in the First Human Study (n=30)1 Adverse EventGrade 1Grade 2 Grade 3/4 Total 29 (97%)1 (3%) - 30 (100%) 13 (43%)4 (13%) - 17 (57%) 3 (10%)1 (3%) - 4 (13%) 1 (3%)- - 1 (3%) 1 (3%)- - 1 (3%) TOTAL 29 (97%)5 (17%) - 30 (100%) 1.Includes all adverse events deemed as possibly, probably or definitely drug-related. 2.Generally transient No drug-related SAEs reported in any subjects treated to date, including compassionate use and current Phase II trial Hyperpigmentation Fatigue2 Pain2 Pruritus Burning Sensation

Common Ties Between Cancers Discovered in the 1920s Shows that cancer produces energy differently than normal cells Relies on a more primitive metabolic process, called aerobic glycolysis Highly inefficient use of glucose Produces a high level of free radicals (“ROS”) Drives reliance on amino acids for metabolism, preferentially tyrosine Protective layer that encircles cancer cells Protects the cancer from external influences, like the immune system Also helps balance free radicals by releasing antioxidants Tyrosine is a critical component of multiple forms of mucin. Warburg Effect Mucin Coating Two separate phenomena found across all cancers create a universal entry point for SM-88

Breaking the Metabolic Circuit of Cancer 3) Protective Mucin Layer Compromised 4) Cell Death From Oxidative Stress Immune Response Free Radicals (ROS) 2) Protein Synthesis Fails 1) Induce Uptake of Tyme’s Dysfunctional  Tyrosine

SM-88 Composition and Function


Enhance tyrosine uptake
Rapamycin*
mTOR inhibitor decreases insulin function and increases tyrosine uptake
Disrupt key protective mechanisms
Dysfunctional Tyrosine Derivative
Non-nutritive tyrosine analogs disrupt cancer's creation of proteins, including mucin
Destabilize tumor cells and increase potential for apoptosis
Methoxsalen*
Promotes toxic electron transfer and enhances reactive oxygen species ("ROS")
Phenytoin*
Stimulates production of reactive lipid species, which are associated with apoptosis
CELL DEATH

* Microdose: <25% of recommended therapeutic dosing levels

TYME 11

Clinical Development Pipeline Program Formulation Cancer Indication Pre-IND Phase I Phase II Phase III SM-88 Oral Prostate, recurrent non-metastatic Pancreatic, metastatic 3rd Indication, Metastatic Injectable Digestively compromised patients Nasal Glioma Transdermal Breast Tyrosine-bound Melanin Oral Various cancers Radiotherapy combination Non-invasive radiosurgery Planned

Current and Planned Trials

Rationale for Prostate Cancer Application Third most prevalent cancer 160,000 new cases in US in 2017 27,000 deaths in US in 2017 Multibillion dollar drug market Radiotherapy Prostatectomy Market Stats Lower side effect profile Maintain testosterone levels Chronic administration as maintenance therapy Potential SM-88 Benefits Standard Path Diagnosis ADT SM-88 Opportunity Remission Casadex Obs. Xtandi / Zytiga Biomarker Progression An effective, non-hormonal approach to prevent relapse Potentially disruptive to sequential ADT and chemotherapy

No progression events Decrease CTC Maintain testosterone Maintain quality of life No additional toxic therapy Improve PSA doubling Phase Ib/II Biomarker-Recurrent, Non-Metastatic Prostate Cancer Trial Design Phase Ib: dose-escalation phase (n=4), completed Jan 2017 Both 230mg and 460mg tyrosine doses showed therapeutic benefit (based on CTC levels) without significant adverse events 460mg dose continued into Phase II segment of the trial Phase II: Initiated Feb 2017 (n=30), with expected completion 2H18 Dosing: Subjects receive SM-88 monotherapy with daily oral doses for six-months (treatment extension possible) Objectives Subject Demographics (updated August 1, 2017) Characteristics Median (range) n=9 Median age  78 (62-80) Previous surgery  50% Previous radiotherapy 50%  Median time since initial therapy (yrs.) 9.5 (1-12) Previous androgen deprivation therapy 100% Years since last ADT therapy (median)  6.5 (1-12) Median PSA at baseline (ng/mL)  6.4 (3.0-11.4) ECOG performance status 1 (0-1) Gleason score 7 (6-8) Testosterone level, Mean ng/dL 310.2 (0-581.4)

Summary of Ongoing Phase Ib/II Trial in Biomarker Recurrent Prostate Cancer Efficacy Endpoint Evaluable response (n=9) Radiographic progression free survival (rPFS) 100.0% Improvement in circulating tumor cells All subjects Need for subsequent toxic therapy None Average improvement in PSA doubling 173% Phase Ib/II Biomarker-Recurrent, Non-Metastatic Prostate Cancer Preliminary Efficacy Results 27% 13% 60% /// Excluded for other reasons, 4 Went on to receive drug, 9 Developed metastatic cancer, 2 PATIENTS CONSENTED 13% of consented subjects developed metastatic disease between screening and baseline scans, demonstrating the high-risk profile of this patient population

Rapid Circulating Tumor Cell Response CTCs are tumor cells that are carried in the blood and may be an early indicator of metastatic disease All subjects had an improvement in CTC levels and 67% (6/9) had an 80% or greater decline Indexed Circulating Tumor Cell Levels Per Patient Month

No grade 2 or higher drug-related adverse events >55 months of cumulative daily oral dosing experience Maintained quality of life in patient reported intimacy outcomes In comparison, QOL in this area would be expected to decline if patient was chemically castrated with ADT therapy Phase Ib/II Biomarker-Recurrent, Non-Metastatic Prostate Cancer Preliminary Safety Results Reported Adverse Event by Grade Possibly Related Total Grade 1 4/9 subjects (44%)1 7/9 subjects (78%) Grade 2 0 2/9 subjects (22%)2 Grade 3 0 1/9 subjects (11%)3 Grade 4 0 0 Total Patients 4/9 (44%) 7/9 (78%) Total AEs4 5 16 “Possibly Related” AEs: vitiligo, hot flashes, bradycardia (observed at baseline), intestinal bloating, flatulence Grade 1 & 2 AEs accounted for 15 of the 16 (94%) AEs reported Hyperkalemia in a subject taking K+ sparing diuretic Nine of the 16 total AEs reported by two patients. Two patients reported two AEs, and three reported one each

Pancreatic Cancer Statistics 1.American Cancer Society Current prognosis for pancreatic cancer is 80% mortality in first year Five-year survival rate for metastatic stage of 1% Standard-of-care results from recent clinical trials: First-line Abraxane + gemcitibine: median OS of 8.5m and CR+PR of 23% First-line FOLFIRINOX: OS of 11m and CR+PR of 31% Second-line Onivyde +5FU/LV: OS of 6m and CR+PR of 8% All present therapies are cytotoxic, causing side effects in 100% of patients and at least one serious adverse events in >50% Deaths New Cases 43k 54k 2017 (est.) Market Statistics1 Standard of Care Data 80% 1-Year Mortality

Existing SM-88 Data for Pancreatic Cancer 1.Note: Patients in the compassionate use program may differ from treatment protocol in the First Human Study Summary of Metastatic Pancreatic Cancer Patients Treated with SM-88 First Human Study Patient Overall Survival (months) Duration on SM-88 (months) RECIST Response 037 DP 45 2 SD 018 DD 24 3 SD 031 JP 2 2 SD Compassionate Use Program (n = 6, excludes patients that received <6 weeks therapy)1 Complete response with OS of 15 months Partial response with OS of 26m Partial response with OS of 4m (died of port infection) Three stable disease with OS of 2-4m Other benefits experienced by all subjects Weight gain of 1-5 lbs ECOG PS improvement of 1-3 points Pain reduction of 1-9 points (10 point scale) 36% discontinued all analgesics within six weeks

Planned Phase II Trial: Metastatic Pancreatic Cancer


SM-88 Monotherapy
Interim Analysis
Indication
Refractory Metastatic Pancreatic Cancer Patients (2L/3L)
High Dose
Low Dose
~30 pts
~70 pts
Stage 1
Stage 2

Structure: Open-Label

Enrollment: ~100 patients (2 stages)

End Points: PFS, OS, Response Rate

Sites: ~35 across North America

CRO: Quintiles/Novella

TYME 21

Historical Results Offer Multiple Paths Forward CR/PR Shown in 13 Different Tumor Types Source: American Cancer Society. Objective Response Rate (“ORR”) based on imaging analysis using RECIST 1.1 criteria. Includes both First Human Study and Compassionate Use Patients. Primary Disease 2016 U.S. Data (1) Previous SM-88 Response (2) Total Incidence Annual Deaths Metastatic 5-Year Survival Complete Response Partial Response Current Clinical Programs Prostate 161k 27k 29% ✔ ✔ Pancreatic 54k 43k 1% ✔ ✔ Potential Expansion Areas Breast 255k 41k 22% ✔ ✔ Sarcoma (Soft) 12k 5k 16% ✔ ✔ Lung 223k 156k 1% ✔ Brain 24k 17k 4-17% ✔

Corporate Profile

Corporate History Virtual company funded by founders Mission to help patients that have failed or refused all other options Treated >80 advanced metastatic cancer patients with a New York hospital Established proof-of-concept First outside funding Launched Phase Ib/II prostate trial under Tyme IND Initial preclinical data Manufacturing partnerships with top suppliers New Board and advisors Public listing Expansion of executive team, Board and operations 5 publications at ASCO 2017 Collaborations with Mayo Clinic and Mt. Sinai Planned launch of 35 site Phase II trial with Quintiles Organized process to publish >100 subjects of historical data Increased preclinical/ research operations Large scale manufacturing preparation Initiated proactive IR & PR effort 2008-2014 Founder-backed 2015-2016 Corporate Formation 2017+ Growth & Expansion

Management & Board

Founders

Chairman, CEO & CSO
Steve Hoffman
- Authored >30 issued patents

Director & COO
Michael Demurjian
- >25 years repeated entrepreneur

Other Executives

President & CFO
Ben Taylor

Chief Medical Officer
Dr. Giuseppe Del Priore

Chief Scientific Affairs Officer
Jon Eckard, PhD

Clinical Operations Officer
Shabnam Stanicky

SVP Manufacturing
John Zucaro

Board & MAB

Paul Sturman
Pfizer; J&J

Gov. Tommy Thompson
Sec. of HHS

Tim Tyson
GSK; Aptuit

David Carberry
Johnson & Johnson

Dr. Jerry Sokol
FDA; Florida Cancer Spec.

Jim Biehl
Drinker Biddle

Dr. William Oh
Mount Sinai

Dr. Suresh Chari
Mayo Clinic

TYME 25

Recent Achievements and Upcoming Objectives Positive interim Phase Ib/II prostate cancer data presented at ESMO 2017 Five data presentations/publications at ASCO 2017 Preclinical toxicology data released at ESMO 2016 Four core platform patents issued Raised funding for Phase II metastatic pancreatic trial Expanded Management Team and Board Uplisted on NASDAQ Initiate Phase II in metastatic pancreatic cancer Expansion into additional indications Final data for Phase Ib/II prostate trial Ongoing publications on >100 end-stage patients already treated Results from clinical and preclinical collaborations with academic partners Recent Achievements Upcoming Objectives

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